UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023

Generation Bio Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39319	81-4301284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Generation Bio Co. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). A total of 65,542,256 shares of common stock were entitled to vote as of April 12, 2023, the record date for the Annual Meeting. There were 62,615,082 shares of common stock present virtually or represented by proxy at the Annual Meeting, constituting a quorum to conduct business.

The following proposals were voted upon at the Annual Meeting:

Proposal 1

Election of Dannielle Appelhans; Gustav Christensen, Charles Rowland, and Catherine Stehman-Breen, M.D., as Class III directors to the Company’s board of directors, each to serve until the 2026 annual meeting of stockholders;

Proposal 2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
Proposal 3	Approval of an amendment to the Company’s certificate of incorporation (the “Charter Amendment”) to reflect new Delaware law provisions regarding officer exculpation; and
Proposal 4	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

On June 8, 2023, Broadridge Financial Solutions, Inc., the independent inspector of election for the Annual Meeting, delivered its final report as to the voting results for each of these proposals.  The following are the final voting results for each of the items voted on at the Annual Meeting:

Proposal 1. Election of Class III Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dannielle Appelhans	57,696,300	192,197	4,726,585
Gustav Christensen	56,765,502	1,122,995	4,726,585
Charles Rowland	57,640,167	248,330	4,726,585
Catherine Stehmann-Breen, M.D.	56,978,275	910,222	4,726,585

Based on the votes set forth above, the stockholders of the Company elected Dannielle Appelhans; Gustav Christensen, Charles Rowland, and Catherine Stehman-Breen, M.D., as Class III directors to the Company’s board of directors, each to serve until the 2026 annual meeting of stockholders.

Proposal No. 2. Ratification of Appointment of Ernst & Young LLP.

Votes For	Votes Against	Abstentions
62,603,001	11,002	1,079

Based on the votes set forth above, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2023.

Proposal No. 3. Approval of the Charter Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,831,395	2,054,062	3,040	4,726,585

Based on the votes set forth above, the stockholders of the Company approved the Charter Amendment to reflect new Delaware law provisions regarding officer exculpation.

The Company filed a certificate of amendment to the Company’s certificate of incorporation with the Secretary of State of Delaware on June 8, 2023 to effect the Charter Amendment.

Proposal No. 4. Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,779,162	94,302	15,033	4,726,585

Based on the votes set forth above, the stockholders of the Company approved, on an advisory (non-binding) basis, of the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION BIO CO.

Date: June 9, 2023	By:	/s/ Geoff McDonough
Name: Geoff McDonough, M.D.
Title: President and Chief Executive Officer